SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
           SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

x    Filed  by  the  Registrant
     Filed  by  a  Party  other  than  the  Registrant

Check  the  appropriate  box:

     Preliminary  Proxy  Statement
x    Definitive  Proxy  Statement
     Definitive  Additional  Materials
     Soliciting  Material  Pursuant  to
     Rule  14a-11(c)  or  Rule  14a-12
     Confidential,  for  use  of  the  Commission
         Only  (as  permitted  by  Rule  14a-6(e)(2))


     TELESOFT  CORP.
     ---------------
     (Name  of  Registrant  as  Specified  in  Its  Charter)

     (Name  of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
x    No  fee  required.
     Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)          Title  of  each class of securities to which transaction applies:

(2)          Aggregate  number  of  securities  to  which transaction applies:

(3)          Per  unit price or other underlying value of transaction computed
pursuant  to  Exchange  Act Rule 0-11:        {Set forth the amount on which
the  filing  fee  is  calculated  and  state  how  it  was  determined.}

(4)          Proposed  maximum  aggregate  value  of  transaction:

(5)          Total  fee  paid:

[blank]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)          Amount  previously  paid:

(2)          Form,  Schedule  or  Registration  Statement  No.:

(3)          Filing  Party:

(4)          Date  Filed:

                                 TELESOFT  CORP.

                     3443 NORTH CENTRAL AVENUE, SUITE 1800
                            PHOENIX, ARIZONA 85012

                                   NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS


                                APRIL 24, 2000


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Telesoft Corp., an Arizona corporation ("Company"), will be held at the Company's executive offices at 3443 North Central Avenue, Suite 1800, Phoenix, Arizona 85012, on Monday, April 24, 2000 at 9:00 a.m., Mountain Standard Time, for the following purposes, all as more fully described in the attached Proxy Statement:

1. To elect six directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified; and

2. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

     The Board of Directors has fixed the close of business on March 24, 2000, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. The list of shareholders entitled to vote at the Annual Meeting is available at the Company's executive offices, 3443 North Central Avenue, Suite 1800, Phoenix, Arizona 85012, for examination by any shareholder.

     YOU ARE EARNESTLY REQUESTED TO DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE (TO WHICH NO POSTAGE
NEED BE AFFIXED IF MAILED IN THE UNITED STATES) WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS EXERCISE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING OR ANY ADJOURNMENT THEREOF. THE PROMPT RETURN OF THE PROXY WILL BE OF ASSISTANCE IN PREPARING FOR THE MEETING AND YOUR COOPERATION IN THIS RESPECT WILL BE APPRECIATED.

                                      By  Order  of  the  Board  of  Directors


                                      Thierry  E.  Zerbib,  Secretary
Phoenix,  Arizona
March  29,  2000

                              TELESOFT  CORP.


                             PROXY  STATEMENT


                   ANNUAL  MEETING  OF  SHAREHOLDERS
                   TO  BE  HELD  ON  APRIL  24,  2000


     This Proxy Statement and the accompanying form of proxy are furnished to shareholders of Telesoft Corp., an Arizona corporation ("Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use in voting at the Annual Meeting of Shareholders to be held at the Company's executive offices, 3443 North Central avenue, Suite 1800, Phoenix, Arizona 85012, on Monday, April 24, 2000, at 9:00 a.m., Mountain
Standard Time, and at any and all adjournments thereof. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy. Unless otherwise specified in the form of proxy, shares represented by proxies will be voted "FOR" the election of the nominees below under Proposal I, and, in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting and any adjournments thereof. In such unanticipated event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment.

     The Company's executive offices are located at 3443 North Central Avenue, Suite 1800, Phoenix, Arizona 85012. On or about March 29, 2000, this Proxy Statement and the accompanying form of proxy, together with a copy of the Annual Report to Shareholders for the fiscal year ended November 30, 1999, are to be mailed to each shareholder of record at the close of business on March 24, 2000.


     VOTING  SECURITIES

     The Board of Directors has fixed the close of business on March 24, 2000 as the record date for the determination of shareholders of the Company who are entitled to receive notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of March 24, 2000, the Company had issued and outstanding 1,468,231 shares of Common Stock, the Company's only class of voting securities outstanding. Each shareholder of the Company will be entitled to one vote for each share of Common Stock registered in his or her name on the record date, except for the election of directors, in which case cumulative voting is permitted. The presence, in person or by proxy, of a majority of the votes entitled to be cast will constitute a quorum at the Annual Meeting. Proxies that are marked "abstain" and proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" ("broker non-votes") will be treated as shares present for purposes of determining the presence of a quorum on all matters unless authority to vote is completely withheld on the proxy. The election of directors requires a plurality of votes cast at the Annual Meeting with respect to the election of directors. "Plurality" means that the six nominees who receive the highest number of votes cast "FOR" will be elected as directors. Pursuant to the provisions of Arizona General Corporation Law, at each election for directors, shareholders are entitled to cumulate their votes by multiplying the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and casting the product for a single candidate or distributing the product among two or more candidates. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors. All other matters to be considered and acted upon by the shareholders at the Annual Meeting must be approved by a majority of the shares represented at the Annual Meeting and entitled to vote. On any such matter, abstentions will have the same effect as a vote against the proposal. In contrast, broker non-votes will not be counted in determining the number of votes required for a majority and will therefore have no effect on the outcome.

     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth certain information as of March 24, 2000, with respect to (1) those persons or groups known to the Company to beneficially own more than 5% of the Company's Common Stock, (2) each director and nominee, (3) each executive officer whose compensation exceeded $100,000 in the fiscal year ended November 30, 1999, and (4) all directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934
("Exchange Act") based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission ("Commission"). A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days from March 24, 2000 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of March 24, 2000, have been exercised. Except as indicated below, the shareholders listed possess sole voting and investment power with respect to their shares. The address of each of the persons listed is c/o Telesoft Corp., 3443 North Central Avenue, Suite 1800, Phoenix, Arizona 85012.




                                       Amount and Nature of    Percent
Name and Address of Beneficial Owner   Beneficial Ownership   of Class
-------------------------------------  ---------------------  ---------
Thierry E. Zerbib . . . . . . . . . .            265,667 (1)      16.6%

Brian H. Loeb . . . . . . . . . . . .            265,667 (2)      16.6%

Michael F. Zerbib . . . . . . . . . .            265,768 (3)      16.6%

Joseph W. Zerbib. . . . . . . . . . .             33,714 (4)       2.1%

Nicholas Zerbib . . . . . . . . . . .               118,756        7.4%

Cecile Silverman. . . . . . . . . . .              1,213 (5)         *

Kalvan Swanky . . . . . . . . . . . .              1,213 (5)         *

All executive officers and directors.             951,998(6)      59.5%
  as a group (six persons)
-------------------------------------


______________________________

 *          Less  than  1%.

(1) Includes 32,198 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 14,250 shares of Common Stock underlying options, 7,750 of which vest in October 2000 and 6,500 of which vest in October 2001.

(2) Represents 233,469 shares of Common Stock which are owned jointly by Mr. Loeb and his spouse and 32,198 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 14,250 shares of Common Stock underlying options, 7,750 of which vest in October 2000 and 6,500 of which vest in October 2001.

(3) Includes 34,321 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 16,000 shares of Common Stock underlying options, 9,500 of which vest in October 2000 and 6,500 of which vest in October 2001.

(4) Includes 33,714 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 15,500 shares of Common Stock underlying options, 9,000 of which vest in October 2000 and 6,500 of which vest in October 2001.

(5) Includes 1,213 shares of Common Stock issuable upon exercise of currently exercisable options.

(6) Includes those shares of Common Stock deemed to be included in the respective beneficial ownership of Messrs. Thierry E. Zerbib, Brian H. Loeb, Michael F. Zerbib, Joseph W. Zerbib, Kalvan Swanky and Ms. Cecile Silverman as described in notes 1-5 above.


     PROPOSAL  I:    ELECTION  OF  DIRECTORS

     The Board of Directors consists of the following six members: Joseph W. Zerbib, Thierry E. Zerbib, Brian H. Loeb, Michael F. Zerbib, Cecile Silverman and Kalvan Swanky. The term of the directors will expire on the date of this year's Annual Meeting. Each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

     Six persons will be elected at the Annual Meeting to serve as directors for a term of one year and until their successors have been duly elected and qualified. The Board of Directors has nominated Joseph W. Zerbib, Thierry E. Zerbib, Brian H. Loeb, Michael F. Zerbib, Cecile Silverman and Kalvan Swanky as the candidates for election. Pursuant to the provisions of Arizona General Corporation Law, at each election for directors, shareholders are entitled to cumulate their votes by multiplying the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and casting the product for a single candidate or distributing the product among two or more candidates. In case any of the nominees become unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

INFORMATION  ABOUT  THE  NOMINEES




NAME                     AGE  POSITION
-----------------------  ---  --------------------------------------------------


Joseph W. Zerbib. . . .   64  Chairman of the Board

Michael F. Zerbib(1)(2)   33  President, Chief Executive Officer, Chief
                              Financial Officer, Treasurer and Director

Thierry E. Zerbib . . .   38  Vice President-Technologies, Secretary and
                              Director

Brian H. Loeb . . . . .   38  Vice President-Marketing, Sales and Operations
                              and Director

Cecile Silverman(1)(2).   75  Director

Kalvan Swanky(1)(2) . .   36  Director


______________________________________

(1)          Member  of  Audit  Committee.
(2)          Member  of  Compensation  Committee.




     Joseph W. Zerbib was Chairman of the Board, President, Chief Executive Officer and a director of the Company from 1982 until February 2000. In February 2000, he retired from his positions as President and Chief Executive Officer of the Company, but remains the Company's Chairman of the Board.

     Michael F. Zerbib has been Chief Financial Officer, Treasurer and a director of the Company since 1990. In February 2000, he became the Company's President and Chief Executive Officer upon the retirement of Joseph Zerbib from such positions. He holds a Bachelor of Science degree in finance and a Master's degree in taxation and financial accounting from Arizona State University. Mr. Zerbib also holds a certification from the Arizona State Board of Accountancy.

     Thierry E. Zerbib has been Vice President-Technologies, Secretary and a director of the Company since 1982. He holds dual degrees in computer science and math from Tel Aviv University, Israel.

     Brian H. Loeb has been Vice President-Marketing, Sales and Operations since 1982 and a director of the Company since 1992.

     Cecile Silverman has been a director of the Company since June 1995. Ms. Silverman is a certified public accountant and has been self employed since 1989. From 1975 to 1989, she was a partner at the firm of Schwartz, Cohen &
Co.    Ms.  Silverman  specializes  in  tax  planning  for  corporations  and individuals, as well as representing clients before various governmental agencies. She graduated from Syracuse University with a degree in public accounting.

     Kalvan Swanky has been a director of the Company since June 1995. Since 1986, he has been employed by Storage Technology Corporation ("STC"), which develops, manufactures and distributes computer memory devices. Mr. Swanky has held a number of positions with STC, most recently as Direct Sales Manager for Arizona and Nevada. He received a Bachelor of Science degree from the University of Colorado.

     Joseph W. Zerbib is the father of Thierry E. Zerbib and Michael F. Zerbib and the father-in-law of Brian H. Loeb. Accordingly, Thierry E. Zerbib and Michael F. Zerbib are brothers and Brian H. Loeb is the brother-in-law of Thierry E. Zerbib and Michael F. Zerbib.

BOARD  MEETINGS,  COMMITTEES  AND  COMPENSATION

     During  the  fiscal  year ended November 30, 1999, the Board of Directors
held  three  meetings.    All  directors  attended  these  meetings.

     Audit Committee. The Board of Directors currently maintains an Audit Committee, which currently is composed of Cecile Silverman, Kalvan Swanky and Michael Zerbib. The responsibilities of the Audit Committee include, in addition to such other duties as the Board of Directors may specify, (i) receiving reports with respect to loss contingencies, the public disclosure or financial statement notation of which may be legally required, (ii) annually reviewing and examining those matters that relate to a financial and performance audit of the Company's stock option plans, (iii) recommending to the Board of Directors the selection, retention and termination of the Company's independent accountants, (iv) reviewing the professional services, proposed fees and independence of such accountants, and (v) providing for the periodic review and examination of management performance in selected aspects of corporate responsibility. The Audit Committee held one meeting during the fiscal year ended November 30, 1999.

     Compensation Committee. The Board of Directors currently maintains a Compensation Committee, which currently is composed of Cecile Silverman, Kalvan Swanky and Michael Zerbib. The responsibilities of the Compensation Committee include, in addition to such other duties as the Board of Directors may specify, (i) reviewing and recommending to the Board of Directors the salaries, compensation and benefits of the Company's executive officers and key employees, (ii) reviewing any related party transactions on an ongoing basis for potential conflicts of interest, and (iii) administering the Company's stock plans. The Compensation Committee held two meetings during the fiscal year ended November 30, 1999.

     The members of the Board of Directors do not receive any cash compensation for serving as directors. However, the Company may reimburse the independent directors for their reasonable out-of-pocket expenses in connection with their attendance at meetings. In April 1996, the Company granted immediately exercisable options to purchase 1,000 shares of Common Stock to each of Ms. Silverman and Mr. Swanky. The options are exercisable at a price of $4.75 per share through April 2001 and were not granted pursuant to any stock option plan. In October 1996, the Company granted each of Ms. Silverman and Mr. Swanky immediately exercisable options to purchase 1,000 shares of Common Stock at a price of $3.00 per share through October 2001. In October 1997, the Company granted each of Ms. Silverman and Mr. Swanky immediately exercisable options to purchase 1,000 shares of Common Stock at a price of $2-15/16 per share. None of the options granted were pursuant to any stock option plan.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT

     Section 16(a) of the Exchange Act, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Commission. These reporting persons also are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such forms furnished to it and representations that no other reports were required, the Company believes that all Section 16(a) reporting requirements were complied with during the fiscal year ended November 30, 1999.

EXECUTIVE  COMPENSATION

     The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and each of the other most highly paid executive officers whose compensation exceeded $100,000 for the last three fiscal years.

SUMMARY  COMPENSATION  TABLE

     The following table sets forth the total compensation received by the chief executive officer and each additional executive officer whose compensation exceeded $100,000, paid to the named individuals and group for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended November 30, 1999, 1998, and 1997.

                                                                Long Term Compensation (1)
                                                              ----------------------------------------

                            Annual Compensation               Awards                  Payouts
                            --------------------------------  ----------------------  ----------------


                                                     Other                Securities           All
                                                     Annual   Restricted  Underlying           Other
Name and . . . . . .                                 Compen-  Stock       Options/    LTIP     Compen-
Principal Position .  Year  Salary(2)     Bonus      sation   Awards      SARs        Payouts  sation
--------------------  ----  ------------  ---------  -------  ----------  ----------  -------  -------
Joseph W. Zerbib . .  1999  $    144,000  -0-        -0-      -0-         -0-         -0-      -0-
President and Chief
Executive Officer
                      1998  $    144,000  $ 150,000  -0-      -0-         -0-         -0-      -0-
                      1997  $    144,000  -0-        -0-      -0-         26,000      -0-      -0-
--------------------  ----  ------------  ---------  -------  ----------  ----------  -------  -------
Thierry E. Zerbib. .  1999  $    154,000  -0-        -0-      -0-         -0-         -0-      -0-
Vice President -
Technologies and
 Secretary
                      1998  $    144,000  $ 150,000  -0-      -0-         -0-         -0-      -0-
                      1997  $    144,000  -0-        -0-      -0-         26,000      -0-      -0-
--------------------  ----  ------------  ---------  -------  ----------  ----------  -------  -------
Michael F. Zerbib. .  1999  $    144,000  -0-        -0-      -0-         -0-         -0-      -0-
Chief Financial
Officer
and Treasurer
                      1998  $    144,000  $ 150,000  -0-      -0-         -0-         -0-      -0-
                      1997  $    104,000  -0-        -0-      -0-         26,000      -0-      -0-
--------------------  ----  ------------  ---------  -------  ----------  ----------  -------  -------
Brian H. Loeb. . . .  1999  $    144,000  -0-        -0-      -0-         -0-         -0-      -0-
Vice President -
Marketing, Sales and
Operations
                      1998  $    144,000  $ 150,000  -0-      -0-         -0-         -0-      -0-
                      1997  $    144,000  -0-        -0-      -0-         26,000      -0-      -0-
--------------------  ----  ------------  ---------  -------  ----------  ----------  -------  -------



(1)          See  "Security  Ownership  of Certain Beneficial Owners and Management" below for additional information relating  to  options  which  were  granted  to  these  executive  officers.

     The executive officers of the Company named above routinely receive other benefits from the Company, the amounts of which are customary in the industry. The Company has concluded, after reasonable inquiry, that the aggregate amounts of such benefits during the years ended November 30, 1999 and 1998 did not exceed the lesser of $50,000 or 10% of the compensation set forth above as to any named individual.

OPTION  GRANTS  IN  FISCAL  1999

     No options were granted to the Company's executive officers during fiscal 1999.

OPTION  EXERCISES  IN  FISCAL  1999


                                                                     Number of securities     Value of unexercised
                                                                     Underlying unexercised   in-the-money options
                        Shares                                       Options at Fiscal Year   at Fiscal Year-End
                        acquired on             Value                End Exercisable/         Exercisable/
Name                    Exercise                Realized             Unexercisable            Unexercisable
----------------------  ----------------------  ------------------  ------------------------  --------------------

Joseph Zerbib. . . . .                     -0-                 -0-  73,500 / 19,500           $21,650 / $16,588
Thierry Zerbib . . . .                     -0-                 -0-  69,750 / 18,250           $17,853 / $15,322
Michael Zerbib . . . .                     -0-                 -0-  75,000 / 20,000           $23,169 / $17,094
Brian H. Loeb. . . . .                     -0-                 -0-  69,750 / 18,250           $17,853 / $15,322




STOCK  OPTION  PLANS

     1995 and 1996 Incentive Stock Option Plans. The Board of Directors adopted the 1995 Incentive Stock Option Plan ("1995 ISO Plan") on February 1, 1995 and the 1996 Incentive Stock Option Plan ("1996 ISO Plan" and, together with the 1995 ISO Plan, the "Plans") on April 15, 1996. The Plans subsequently were approved by the shareholders. The terms and conditions of the Plans are substantively similar.

     There are 264,000 shares authorized for grant under the 1995 ISO Plan. As of November 30, 1999, options to purchase 264,000 shares of Common Stock were outstanding under the 1995 ISO Plan, which includes options to purchase
(i) 164,000 shares currently held by executive officers at an exercise price of $6.60 per share and (ii) 100,000 shares currently held by certain employees of the Company at an exercise price of $6.00 per share. The exercise price of the options granted to the executive officers exceeded the fair market value of the Common Stock on the date of grant.

     There are 260,000 shares authorized for grant under the 1996 ISO Plan. As of November 30, 1999, options to purchase 237,400 shares of Common Stock were outstanding under the 1996 ISO Plan, which includes options to purchase
(i) 96,000 shares currently held by executive officers at exercise prices ranging from $3.30 to $5.23 per share and (ii) 141,400 shares currently held by certain employees of the Company at exercise prices ranging from $3.00 to $4.75 per share. The exercise price of the options granted to the executive officers exceeded the fair market value of the Common Stock on the date of grant.

     Each of the Plans authorizes the Company to grant to key employees both incentive options and non-qualified options. Incentive options are qualified options under the Internal Revenue Code. The objectives of the Plans are to provide incentives to key employees to achieve financial results aimed at increasing stockholder value and attracting talented individuals to the Company. Persons eligible to participate in the Plans will be those employees of the Company whose performance, in the judgment of the Compensation
Committee,  can  have  significant  effect  on  the  success  of  the Company.

     The Plans are administered by the Compensation Committee, which has the authority to interpret their provisions, to establish and amend rules for their administration, to determine the types and amounts of awards to be made pursuant to the Plans, subject to the Plans' limitations, and to approve recommendations made by management of the Company as to who should receive awards.

     Incentive stock options may be granted under the Plans for terms of up to ten years and at an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant, and 85% of the fair market value in the case of non-statutory options, except that incentive options granted to any person who owns stock possessing more than 10% of the combined voting power of all classes of the Company's stock or of any parent or subsidiary corporation must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the Common Stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year shall not exceed $100,000. There is no aggregate dollar limitation on the amount of non-statutory stock options which may be exercisable for the first time by an employee during any calendar year. Payment of the exercise price is to be in cash, although the Compensation Committee may, in its discretion, allow payment in the form of shares of the Common Stock under certain circumstances. Any option granted under the Plans will expire at the time fixed by the Committee, which will not be more than ten years after the date it is granted. Any employee receiving a grant must remain continuously employed by the

Company for a period of twelve months after the date of the grant, as a condition to the exercise of the option. The Compensation Committee may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or part at any time during its term. In addition, optionees who are directors or executive officers of the Company may not exercise any portion of an option within six months of the date of grant. Subject to the foregoing, the Compensation Committee may accelerate the exercisability of any option in its discretion.

     Options granted under the Plans are not assignable. Options may be exercised only while the optionee is employed by the Company or within twelve months after termination by reason of death, within twelve months after the date of disability, or within ten days after termination for any other reason.

     The Company may assist optionees in paying the exercise price of options granted under the Plans by either the extension of a loan by the Company for payment by the optionee of the exercise price in installments, or a guarantee by the Company of a loan obtained by the optionee from a third party. The terms of any loan, installment payments or guarantees, including the interest rate and terms of repayment and collateral requirements, if any, shall be determined by the Board of Directors in its sole discretion.

1997 Performance Equity Plan. On October 2, 1997, the Board of Directors adopted the 1997 Plan. On May 15, 1998, the Board of Directors amended the 1997 Plan. The 1997 Plan subsequently was approved by the shareholders on
July 20, 1998. The Board of Directors has authorized 1,000,000 shares for grant under the 1997 Plan. In October 1997, the Company granted options under the 1997 Plan to purchase an aggregate of 233,500 shares of Common Stock, 129,500 shares of which were granted to certain employees of the Company at an exercise price of $2.9375 per share and 104,000 shares of which were granted to the Company's executive officers at an exercise price of $3.23 per share. The exercise price of the options granted to the executive officers exceeded the fair market value of the Common Stock on the date of grant. In February 1998, the Company granted 14,600 options to employees at an exercise price of $4.25 per share, the fair market value of the Common Stock on the date of grant.

     1995, 1996 and 1997 Restricted Stock Plans. The Board of Directors adopted the 1995 Restricted Stock Plan on February 1, 1995, the 1996 Restricted Stock Plan on April 15, 1996 and the 1997 Restricted Stock Plan on April 10, 1997. The 1995 Restricted Stock Plan was approved by the shareholders at a Special Meeting of Shareholders held on February 1, 1995. The 1996 Restricted Stock Plan was approved by the shareholders at the 1996 Annual Meeting held on August 7, 1996. The 1997 Restricted Stock Plan has not yet been approved by the shareholders. No shares have been granted under any of the Restricted Stock Plans. Accordingly, on May 15, 1998, in connection with the amendments to the 1997 Plan (which permits grants of restricted stock awards), the Board of Directors determined that it was in the best interests of the Company to terminate the 1995, 1996 and 1997 Restricted Stock Plans. Any restricted stock awards that the Company may wish to make in the future may be made pursuant to the 1997 Plan.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     The Company leased 13,500 square feet of office space from Joseph W. Zerbib, an officer, director and principal shareholder of the Company. The Company leased this office in fiscal 1996 and 1997 on a month-to-month basis for $6,978 per month. The Company vacated this space in January 1998, but continued to pay rent until July 1998.

     Effective February 1, 2000, Joseph Zerbib retired his position as the Company's president and chief executive officer. He will remain chairman of the board. The board of directors appointed Michael Zerbib as president and chief executive officer of the Company. In connection with his retirement, Joseph Zerbib sold all of his 293,750 shares of the Company's common stock back to the Company at a price of $7.25 per share concurrently with the Tender Offer described below.

     The Company completed a "Dutch auction" self-tender offer ("Tender Offer") representing an aggregate of 2.3 million shares of its common stock on March 24, 2000. The Tender Offer price was $7.25 per share in cash. Three directors of the Company, Thierry E. Zerbib, Brian H. Loeb and Michael F. Zerbib tendered, respectively, 577,500, 577,500 and 572,500 shares each, for an aggregate of 1,727,500 Telesoft shares, at a price of $7.25 each. They also tendered an additional 214,500 Telesoft shares (69,750, 69,750, 75,000, respectively) subject to vested options at a price of $7.00 each. These shares represented approximately 50 percent of the total Telesoft shares outstanding prior to the Tender Offer, and represented all Telesoft shares owned and subject to option and available for tender by the affiliates of Telesoft. Pursuant to the rules of the Tender Offer, 59.57% of these shares and options were purchased by the Company.

     The Board of Directors has adopted a policy that all future material transactions and loans between the Company and its executive officers, directors, employees and affiliates will be subject to the approval of the majority of independent and disinterested directors and that such transactions and loans, and any forgiveness of loans, will be on terms that are no less favorable to the Company than those that are generally available from unaffiliated third parties.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE SIX DIRECTOR NOMINEES.


     INDEPENDENT  ACCOUNTANTS

     The Board of Directors has selected the independent accounting firm of BDO Seidman, LLP as the auditors of the Company for the fiscal year ending November 30, 2000. A representative of BDO Seidman, LLP, the auditors of the Company for the fiscal year ended November 30, 1999, is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.


     2001  SHAREHOLDER  PROPOSALS

     In order for shareholder proposals for the 2001 Annual Meeting of Shareholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Phoenix, Arizona not later than December 24, 2000.


     SOLICITATION  OF  PROXIES

     The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telephone using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's stock.


     OTHER  MATTERS

     The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.



                                        Thierry  E.  Zerbib,  Secretary

Phoenix,  Arizona
March  29,  2000

                               TELESOFT CORP. - PROXY
                        SOLICITED BY THE BOARD OF DIRECTORS
                  FOR ANNUAL MEETING TO BE HELD ON APRIL 24, 2000


     The undersigned shareholder(s) of TELESOFT CORP., an Arizona corporation ("Company"), hereby appoints Joseph W. Zerbib and Michael F. Zerbib, and each of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on April 24, 2000 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals:

     1.    Election  of  the  following  Directors:

          Joseph  W.  Zerbib         Michael  F.  Zerbib
          Thierry  E.  Zerbib        Cecile  Silverman
          Brian  H.  Loeb            Kalvan  Swanky

          FOR all nominees listed above except as marked to the contrary below

     CUMULATIVE  VOTES  for  one  or  more  nominees  as  follows:

     Joseph  W.  Zerbib  ______            Michael  F.  Zerbib  _____
     Thierry  E.  Zerbib ______            Cecile  Silverman    _____
     Brian  H.  Loeb     ______            Kalvan  Swanky       _____

     WITHHOLD  AUTHORITY  to  vote
     for  all  nominees  listed  above

     INSTRUCTIONS:   To withhold authority to vote for any individual nominee,
write  that  nominee's  name in  the  space  below.

      _____________________________________________________


     2. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.



                                    Dated____________________________,  2000


                                    ________________________________________
                                                    Signature

                                    ________________________________________
                                         Signature  if  held  jointly

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.